                                                                    EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------
                           AND PLAN OF REORGANIZATION
                           --------------------------

     THIS SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into on February 4, 2000 by and among NOBLE ONIE, INC., a Nevada corporation ("Company"), and the stockholders of THE NATIONAL CAPITAL COMPANIES, INC., an Oklahoma corporation ("National Capital"), listed on the list of selling stockholders ("List of Selling Stockholders") attached as Exhibit "A" hereto and who have executed this Agreement ("Selling Stockholders").

                                R E C I T A L S
                                ---------------

     A. The Company has authorized capital stock consisting of 50,000,000 shares of common stock ("Common Stock"), $.001 par value, of which 2,500,000 shares of Common Stock are issued and outstanding.

     B. National Capital has authorized capital stock consisting of 10,000,000 shares of common stock, $.001 par value, of which 2,000,000 shares ("National Capital Shares") are issued and outstanding and held by the Selling Shareholders.

     C. The Selling Stockholders wish to sell, and the Company wishes to acquire, all of the National Capital Shares on the Closing Date (as defined below), in exchange for the Company's issuance to the Selling Stockholders of an aggregate of 4,000,000 shares ("Company Shares") of Common Stock, subject to and upon the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               -----------------

     It is agreed as follows:

     1.   SECURITIES PURCHASE AND REORGANIZATION.
          --------------------------------------

          1.1  Agreement to Exchange Securities.  Subject to the terms and upon
               --------------------------------
the conditions set forth herein, each Selling Stockholder agrees to sell, assign, transfer and deliver to the Company, and the Company agrees to purchase from each Selling Stockholder, at the Closing (as defined below), the National Capital Shares owned by the respective Selling Stockholder as set forth on the List of Selling Stockholders, in exchange for the transfer, at the Closing, by the Company to each Selling Stockholder of a pro rata share of the Company Shares. A Selling Stockholder's pro rata share of the Company Shares shall be determined by multiplying the total number of the Company Shares (i.e.,
                                                                  ----
4,000,000 shares of Common Stock) by a fraction, the numerator of which is the total number of National Capital Shares owned by the Selling Stockholder at the Closing and the denominator of which is the total number of National Capital Shares issued and outstanding at the Closing.

          1.2  Instruments of Transfer.
               -----------------------

               (a) National Capital Shares. Each Selling Stockholder shall
                   -----------------------
deliver to the Company original certificates evidencing the National Capital Shares along with executed stock powers, in form and substance satisfactory to the Company for purposes of assigning and transferring all of their right, title and interest in and to the National Capital Shares. From time to time after the Closing Date, and without further consideration, the Selling Stockholders will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to more effectively transfer to the Company the securities intended to be transferred hereunder.

               (b) The Company Shares.  The Company shall deliver to the Selling
                   ------------------
Stockholders on the Closing Date original certificates evidencing the Company Shares, in form and substance satisfactory to the Selling Stockholders, in order to effectively vest in the Selling Stockholders all right, title and interest in and to the Company Shares. From time to time after the Closing Date, and without further consideration, the Company will execute and deliver such other instruments and take such other actions as the Selling Stockholders may reasonably request in order to more effectively issue to them the Company Shares.

          1.3  Closing.  The closing ("Closing") of the exchange of the National
               -------
Capital Shares and the Company Shares shall take place at the offices of National Capital, at 10:00 a.m., local time, on February 4, 2000, or at such other time and place as may be agreed to by the Selling Shareholders and the Company ("Closing Date").

          1.4  Tax Free Reorganization.  The parties intend that the transaction
               -----------------------
under this Agreement qualify as a tax free reorganization under Section 368
(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     2.  DELIVERIES AT CLOSING.
         ---------------------

          2.1  Company's Deliveries at Closing.  At the Closing, the Company
               -------------------------------
shall deliver or cause to be delivered to the Selling Stockholders all of the following:

               (a) certificates representing the Company Shares, registered in the names of the Selling Stockholders;

               (b) Officer's Certificates signed by John Katter in the form attached hereto as Exhibit "B";

               (c) certified resolutions of the Board of Directors of the Company authorizing consummation of the transactions contemplated by this Agreement;

               (d) a certified list of the record holders of the Common Stock evidencing that the Company has 2,500,000 shares of Common Stock issued and outstanding; and

               (e) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

          2.2  Selling Stockholders' Deliveries at Closing.  At the Closing, the
               -------------------------------------------
Selling Stockholders shall deliver or cause to be delivered to the Company all of the following:

          (a) original certificates representing the National Capital Shares, along with duly executed stock powers, in form and substance satisfactory to the Company; and

          (b) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

     3.   REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.  Each
          ----------------------------------------------------------
Selling Stockholder severally represents, warrants and covenants to and with the Company with respect to himself, as follows:

          3.1  Power and Authority.  The Selling Stockholder has all requisite
               -------------------
individual power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Selling Stockholder necessary for the authorization, execution, delivery and performance of the Documents by the Selling Stockholder has been taken and no further authorization on the part of the Selling Stockholder is required to consummate the transactions provided for in the Documents. When executed and delivered by the Selling Stockholder, the Documents shall constitute the valid and legally binding obligation of the Selling Stockholder enforceable in accordance with their respective terms.

          3.2  Ownership of and Title to Securities.  The Selling Stockholder
               ------------------------------------
represents that the Selling Shareholders are the sole owners of all of the issued and outstanding shares of capital stock of National Capital and that there are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any securities of National Capital held by the Selling Stockholder or any other persons. The Selling Stockholder represents that the Selling Stockholder has and will transfer to the Company good and marketable title to the National Capital Shares which he owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances.

          3.3  Investment and Related Representations.  The Selling Stockholder
               --------------------------------------
is aware that neither the Company Shares nor the offer or sale thereof to the Selling Stockholder has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. The Selling Stockholder understands that the Company Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.
The Selling Stockholder agrees that the Selling Stockholder will not sell all or any portion of the Company Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Selling Stockholder understands that each certificate for the Company Shares issued to the Selling Stockholder or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend summarizing the restrictions described in this Section 3.3 and that the Company shall refuse to transfer the Company Shares except in accordance with such restrictions.

          3.4  No Further Representations.  Except as expressly provided herein,
               --------------------------
the Selling Stockholder makes no representations or warranties concerning the National Capital Shares. The Selling Shareholder states hereby its intent to enter into this Agreement in strict reliance on the Company's representations, acknowledgments and agreements set forth in Section 4.8 and it is intimately familiar with all aspects of National Capital and that it is willing to acquire the National Capital Shares on an "as is, where is and with all faults" basis.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.  The Company
          --------------------------------------------------------
represents, warrants and covenants to and with each of the Selling Stockholders as follows:

          4.1  Organization and Good Standing.  The Company is a corporation
               ------------------------------
duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement.

          4.2  Capitalization.  The authorized capital stock of the Company
               --------------
consists of 50,000,000 shares of Common Stock, $.001 par value, of which 2,500,000 shares of Common Stock are issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There are no warrants, options, subscriptions, calls, other similar rights to purchase any of the Company's authorized and unissued Common Stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among the Company, its shareholders, or any of them.

          4.3  No Subsidiaries.  The Company does not control, or have any
               ---------------
interest in, directly or indirectly, any corporation, partnership, business trust, association or other business entity.

          4.4  Validity of Transactions.  This Agreement, and each document
               ------------------------
executed and delivered by the Company in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors and shareholders of the Company, have been duly executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The Company Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The Company Shares will be free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

          4.5  Approvals and Consents.  There are no permits, consents, mandates
               ----------------------
or approvals of public authorities, either federal, state or local, or of any third party necessary for the Company's consummation of the transactions contemplated hereby.

          4.6  SEC Reports.  The Company has delivered to the Selling
               -----------
Stockholders its registration statement on Form 10-SB, as amended to date, and all quarterly reports on Form 10-

QSB subsequently filed with the Securities and Exchange Commission (collectively, the "SEC Reports"). The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.7  Litigation.  There are no suits or proceedings (including without
               ----------
limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company which, if adversely determined, would have a material adverse effect on the financial condition, results of operations, prospects or business of the Company, or which questions the validity of this Agreement or any action to be taken in connection therewith, and the Company is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. The Company has not commenced nor currently intends to commence any legal proceedings against any other person or entity.

          4.8  Disclaimer of Warranty.  The Company is acquiring the National
               ----------------------
Capital Shares "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" and subject to any conditions which may exist, without any representations or warranties by the Selling Stockholders except as expressly provided herein. The Company acknowledges that it is relying solely upon its own inspections, examinations and evaluations of the National Capital Shares and National Capital and is accepting assignment of the National Capital Shares without the standard representations, warranties or covenants customarily provided to the purchaser of a business.

          4.9  Taxes.  All federal income tax returns and state and local income
               -----
tax returns for the Company have been filed as required by law. All taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on the Company have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against the Company and there are no pending, or to the knowledge of the Company, threatened tax audits, examinations or claims.

          4.10  No Defaults.  No material default (or event which, with the
                -----------
passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation either of the Company under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement, or other contract or instrument to which the Company is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of the Company, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

          4.11  Corporate Documents.  The Company has furnished to the Selling
                -------------------
Stockholders true and complete copies of the Articles of Incorporation and Bylaws of the Company certified by its secretary and copies of the resolutions adopted by the Company's

Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. The Company has made available to the Selling Stockholders and their representatives all corporate minute books of the Company, and such minute books contain complete and accurate records of the proceedings of the Company's shareholders and directors.

          4.12  Contracts and Other Commitments.  The Company does not have and
                -------------------------------
is not bound by any contract, agreement, lease, commitment or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent.

          4.13  Compliance with Laws.  The Company has complied in all material
                --------------------
respects with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law, including without limitation, any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          4.14  No Assets or Liabilities.  The Company represents and warrants
                ------------------------
that it does not have any assets, liabilities or operations.

          4.15  Brokers and Finders.  The Company has not incurred, nor shall it
                -------------------
incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     5.   MISCELLANEOUS.
          -------------

          5.1  Cumulative Remedies.  Any person having any rights under any
               -------------------
provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

          5.2  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          5.3  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

          5.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

          5.5  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

          5.6  Survival of Representations.  All representations, warranties and
               ---------------------------
agreements contained herein or made in writing by the Company and the Selling Stockholders in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

          5.7  Expenses and Attorney Fees.  The Company and the Selling
               --------------------------
Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

          5.8  Waiver of Conditions.  At any time or times during the term
               --------------------
hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and the Selling Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          5.9  Partial Invalidity.  If any term, covenant or condition of this
               ------------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          5.10  Successors and Assigns.  The terms, covenants and conditions
                ----------------------
contained herein shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.

          5.11  Law Governing.  This Agreement shall be construed and
                -------------
interpreted in accordance with and governed and enforced in all respects by the laws of the State of California.

          5.12  Attorneys' Fees.  If any action at law or in equity is necessary
                ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                            [Continued on next page]

     IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

                              "Company"

                              NOBLE ONIE, INC.,
                              a Nevada corporation

                              By:
                                 -------------------------------------------
                                    John Katter, President

            [Signatures of Selling Stockholders Appear on Exhibit A]

                                   EXHIBIT A

                          LIST OF SELLING STOCKHOLDERS
                          ----------------------------

                                                                               Number of National Capital
       Name and Address of                                                      Shares Owned by Selling
       Selling Stockholder                         Signature                          Stockholder
----------------------------------     -------------------------------     -------------------------------
Darrel T. Uselton
29502 Spotted Bull Lane
San Juan Capistrano, CA  92675         -------------------------------                  976,400

Jack E. Uselton
419 Lakeside Estates Drive
Houston, TX  77042                     -------------------------------                  150,000

P. Craig Musgrave
3028 Willowbrook
Oklahoma City, OK  73120               -------------------------------                   65,000

Barkston Trading LTD
Suite 61, Grosvenor Close              By:____________________________
Shirley Street P.O. Box N7521          Shaniqua Mcphee,
Nassau, Bahamas                        Director                                         100,000

Joseph A. Cerbone
71 Promenade
Irvine, CA  92612                      -------------------------------                  170,000

Shogun Investments Inc.
5333 S. Arville, Suite 7A              By:____________________________
Las Vegas, NV  89118                   Jeff Bradley, President                           60,000

Andrew Sensenig
2800 S. Surrey
Carrollton, TX  75006                  -------------------------------                   85,000

John Martin
722 Palo Verde Avenue
Pasadena, CA  91104                    -------------------------------                   50,000


Julie Martin
722 Palo Verde Avenue
Pasadena, CA  91104                    -------------------------------                   10,000

Marcus Hurlburt
762 Stanford Court
Irvine, CA  92612                      -------------------------------                   24,000

M. Blaine Riley
33966 Crystal Lantern
Dana Point, CA  92629                  -------------------------------                  100,000

Timothy Chamberlain
5846 E. Creekside, #28
Orange, CA  92869                      -------------------------------                   15,000

Natalie Bannister
4029 SE 25
Del City, OK  73115                    -------------------------------                   13,000

Teresa M. Landers
105 Sandpiper Lane
Aliso Viejo, CA  92656                 -------------------------------                   22,500

Nicholson Trust
962 N. Highland Drive                  By:____________________________
Porterville, CA  93257                 An authorized trustee                              8,000


Gary O. Loo
102 N. Cascade, Suite 500
Colorado Springs, CO  80903            -------------------------------                    4,500

Point Loma Nazarene U
3900 Loma Land Drive                   By:____________________________
San Diego, CA  92106                   An authorized officer                              2,000


David W. Francis
102 N. Cascade, Suite 500
Colorado Springs, CO  80903            -------------------------------                      500

Jason D. Huntley
2825 Moonstone View
Colorado Springs, CO  80906            -------------------------------                   40,000


Randall Letcavage
1914 Kenmore
Gross Points Wood, MI                  -------------------------------                   20,000

Stephen Boruchin
2516 Stepple Chase Road
Edmond, OK  73034                      -------------------------------                    4,000

Corbett Williams
762 Stanford Court
Irvine, CA  92612                      -------------------------------                    3,000

Michelle Weinfurter
1100 N. Lemon Street, Suite C5
Fullerton, CA  92832                   -------------------------------                    1,500

Jeffrey Weinfurter
1100 N. Lemon Street, Suite C5
Fullerton, CA  92832                   -------------------------------                    4,000

Holly Kellog
7 Mayfair
Aliso Viejo, CA  92656                 -------------------------------                    1,000

Kathleen Toole
4000 Park Newport, #202
Newport Beach, CA  92660               -------------------------------                    1,000

Michael Webb
419 8th Street
Huntington Beach, CA  92648            -------------------------------                    3,000

Dreux Valenti
2443 Allegheny Way
Placentia, CA  92870                   -------------------------------                    1,000

Dan Marinescu
3338 West Faircrest Drive
Anaheim, CA  92804                     -------------------------------                    1,100

Jason D. and Kirschten Huntley
2825 Moonstone View
Colorado Springs, CO  80906            -------------------------------                    5,000

Steven H. and Colleen Helm
5930 Topview Court
Colorado Springs, CO  80918            -------------------------------                    3,000

Clarion Financial Services
29502 Spotted Bull Lane                   By:
                                             -------------------------
San Juan Capistrano, CA  92675            Darrel Uselton,
                                          President
                                                                                         30,000
Keith Michel
140 W. Wilson Street, #R5
Costa Mesa, CA  92627                  -------------------------------                    6,000

Curtis Randall Munro
28 Greenmoor
Irvine, CA  92614                      -------------------------------                    4,500

Nathan Torosian
6170 W. Lake Mead Boulevard
Suite 207
Las Vegas, NV  89108                   -------------------------------                    5,000

Barry Migliorini
16516 Oak Circle
Fountain Valley, CA  92708             -------------------------------                    2,500

Joseph Stapley
5 Nutwood
Irvine, CA  92604                      -------------------------------                    2,500

G. Linnette Johnson
221 S. Gilbert
Anaheim, CA  92804                     -------------------------------                      800

Karen Cawthra
2333 Vista Huerta
Newport Beach, CA  92660               -------------------------------                      300

Elaine Winner
12620-K Briarglen Loop
Stanton, CA  90680                     -------------------------------                      300

Alicia Mlagenovich
2236 Franzen
Santa Ana, CA  92705                   -------------------------------                      200

Michelle Texley
419 Canal
Newport Beach, CA  92663               -------------------------------                      200

Jorge Rodriguez
1328 N Durant, Apt. P
Santa Ana, CA  92706                   -------------------------------                      200

William Key Cantrell
9318 Brightwood Court
Northridge, CA  91325                  -------------------------------                    4,000

                                   EXHIBIT B

                             OFFICER'S CERTIFICATE
                             ---------------------

     _________________, hereby certifies the following to the Selling
Stockholders:

     1.  I am the duly elected and acting ____________________________________
of Noble Onie, Inc., a Nevada corporation ("Company").

     2. This Officer's Certificate is being delivered to the Selling Stockholders pursuant to Section 2.1(b) of the Securities Purchase Agreement And Plan Of Reorganization ("Agreement") dated February 4, 2000 by and between the Company and the Selling Stockholders.

     3. All of the representations and warranties of the Company made in the Agreement are true and correct in all material respects on and as of the date hereof as though such representations and warranties had been made or given on and as of the date hereof.

     4. The Company has performed and complied in all material respects with all of the covenants and agreements made in the Agreement to be performed by or complied with by the Company on or prior to the date hereof.

     Executed effective as of February 4, 2000.

                __________________________________________